UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2003

RYDER SYSTEM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-4364	59-0739250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 NW 82nd Avenue, Miami, Florida (Address of Principal Executive Offices)	33166 (Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

SIGNATURE
PRESS RELEASE
PRESENTATION MADE BY RYDER SYSTEM

Item 7(c).	Exhibits

The following information is furnished as part of this report on Form 8-K:

Exhibit 99.1	Press Release of Ryder System, Inc., dated December 19, 2003, reporting Ryder System, Inc.’s earnings forecast for 2004.

Exhibit 99.2	Presentation made by Ryder System, Inc. for use in connection with a conference call and webcast related to its earnings forecast for 2004.

Item 9.	Regulation FD Disclosure

On December 19, 2003, Ryder System, Inc. (the “Company”) issued a press release reporting its earnings forecast for 2004 (the “Press Release”). The Company also hosted a conference call and webcast related to the Press Release during which a presentation was made on the Company’s earnings forecast for 2004 (the “Presentation”). The Press Release and the Presentation are also available on the Company’s website. A copy of the Press Release and the Presentation are being furnished hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information furnished pursuant to Item 9, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC. (Registrant)

Date: December 19, 2003	/s/ Tracy A. Leinbach

Tracy A. Leinbach Executive Vice President and Chief Financial Officer